Exhibit 99.1

Energous Corporation Reports Fourth Quarter and

Full Year 2020 Financial Results

SAN JOSE, Calif. – Feb. 25, 2020 – Energous Corporation (NASDAQ: WATT), the developer of WattUp®, a revolutionary Wireless Charging 2.0 technology, today announced financial results for the fourth quarter and full year ended December 31, 2020 and provided an update on its operational progress.

Recent Highlights

•	Energous partner American Equus successfully completed trials of its equine health tracking sensor and is on track for availability in the first quarter of 2021

•	EarTechnic® selected Energous’ RF-based wireless charging for new hearing aid design

•	Energous customer Gokhale Method received FCC approval for new WattUp®-enabled PostureTracker™ wearable device

•	Energous named Dan Fairfax Chairman of its Board of Directors

•	Energous completed $40 million at-the-market equity offering

•	Enerous partnered with e-peas to advance at-a-distance wireless charging applications greater than one meter

•	Energous partnered with Thinfilm to enable ultrathin, reliable, wirelessly rechargeable devices

“With the increasing number of announced customers, including EarTechnic®, NewSound, Gokhale, and American Equus, we see momentum building for our WattUp wireless charging solution,” said Stephen R. Rizzone, president and CEO of Energous Corporation. “We are working in a number of vertical markets to commercialize our technology, expand our global regulatory footprint, and build the WattUp based wireless charging ecosystem.”

Unaudited 2020 Fourth Quarter Financial Results

For the fourth quarter ended Dec. 31, 2020, Energous recorded:

•	Revenue of $90,000

•	Operating expenses of approximately $7.6 million (GAAP), comprised of $4.2 million in research and development, and $3.4 million in selling, general and administrative expenses

•	Net loss of $7.5 million, or $0.15 per basic and diluted share

•	Adjusted EBITDA (a non-GAAP financial measure) loss of $5.8 million

•	$50.7 million in cash and cash equivalents at the end of the fourth quarter, with no debt

Unaudited 2020 Full-Year Financial Results

For the year ended December 31, 2020, Energous recorded:

•	Revenue of $327,350

•

Operating expenses of $32.2 million, comprised of $17.1 million in research and development, and $15.0 million in selling, general and administrative expenses, and $126,539 in cost of services revenue.

•	Net loss of $31.8 million, or a loss of $0.76 per basic and diluted share.

•	Adjusted EBITDA (a non-GAAP financial measure) loss of $23.6 million.

2020 Fourth Quarter and Year End Conference Call

Energous will host a conference call to discuss its financial results, recent progress and prospects for the future.

When: Thursday, Feb. 25, 2021

Time: 1:30 p.m. PT (4:30 p.m. ET)

Phone: 888-317-6003 (domestic); 412-317-6061 (international)

Passcode: 3110307

Telephonic replay: Accessible through Mar. 11, 2021

877-344-7529 (domestic); 412-317-0088 (international); passcode 10152108

Webcast: Accessible at Energous.com; archive available for approximately one year

About Energous Corporation

Energous Corporation (Nasdaq: WATT) is leading the next generation of wireless charging – wireless charging 2.0 – with its award-winning WattUp® technology, which supports fast, efficient contact-based charging, as well as charging at a distance. WattUp is a scalable, RF-based wireless charging technology that offers substantial improvements in contact-based charging efficiency, foreign object detection, orientation freedom and thermal performance compared to older, coil-based charging technologies. The technology can be designed into many different sized electronic devices for the home and office, as well as the medical, industrial, retail and automotive industries, and it ensures interoperability across products. Energous develops silicon-based wireless power transfer (WPT) technologies and customizable reference designs. These include innovative silicon chips, antennas and software, for a large variety of applications, such as smartphones, fitness trackers, hearables, medical sensors and more. Energous received the world’s first FCC Part 18 certification for at-a-distance wireless charging, and the company has 231 awarded patents for its WattUp wireless charging technology to-date. For more information, please visit Energous.com.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements.    Forward-looking statements may describe our future plans and expectations. These statements generally use terms such as “believe,” “expect,” “may,” “will,” “should,” “could,” “seek,” “intend,” “plan,” “estimate,” “anticipate” or similar terms. Examples of our forward-looking statements in this release include our statements about the future of the wireless charging industry and our technology, the anticipated establishment and success of the evaluation board, and statements with respect to its expected functionality. Our forward-looking statements speak only as of this date; they are based on current expectations and we undertake no duty to update them. Factors that could cause actual results to differ from what we expect include: uncertain timing of necessary regulatory approvals; timing of customer product development and market success of customer products; our dependence on distribution partners; and intense industry competition. We urge you to consider those factors, and the other risks and uncertainties described in our most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q, in evaluating our forward-looking statements.

— Financial Tables Follow —

Energous Corporation

BALANCE SHEETS

(Unaudited)

	As of
	December 31, 2020	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$50,729,661	$21,684,089
Accounts receivable, net	75,850	63,144
Prepaid expenses and other current assets	636,702	450,231

Total current assets	51,442,213	22,197,464

Property and equipment, net	402,711	626,524
Right-of-use lease assets	1,293,291	2,057,576
Other assets	1,610	2,410

Total assets	$53,139,825	$24,883,974

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,096,839	$1,671,519
Accrued expenses	1,576,287	2,063,097
Operating lease liabilities, current portion	825,431	722,291
Deferred revenue	12,000	12,000

Total current liabilities	3,510,557	4,468,907

Operating lease liabilites, long-term portion	576,762	1,402,193

Total liabilities	4,087,319	5,871,100

Commitments and contingencies

Stockholders’ equity:
Preferred Stock, $0.00001 par value, 10,000,000 shares authorized at December 31, 2020 and December 31, 2019; no shares issued or outstanding.	—	—
Common Stock, $0.00001 par value, 200,000,000 and 50,000,000 shares authorized at December 31, 2020 and December 31, 2019, respectively; 61,292,412 and 33,203,806 shares issued and outstanding at December 31, 2020 and December 31, 2019, respectively.	614	333
Additional paid-in capital	344,024,638	282,153,201
Accumulated deficit	(294,972,746)	(263,140,660)

Total stockholders’ equity	49,052,506	19,012,874

Total liabilities and stockholders’ equity	$53,139,825	$24,883,974

Energous Corporation

STATEMENTS OF OPERATIONS

(Unaudited)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2020	2019	2020	2019
Revenue	$90,000	$45,643	$327,350	$200,143

Operating expenses:
Research and development	4,156,744	5,723,059	17,066,122	23,228,810
Sales and marketing	1,493,469	1,433,500	5,880,350	5,418,967
General and administrative	1,912,578	2,352,718	9,153,503	10,360,266
Cost of services revenue	—	—	126,539	—

Total operating expenses	7,562,791	9,509,277	32,226,514	39,008,043

Loss from operations	(7,472,791)	(9,463,634)	(31,899,164)	(38,807,900)
Other income (expense):
Interest income	4,078	79,699	71,212	416,274
Loss on retirement of property and equipment	(4,134)	(7,463)	(4,134)	(7,463)

Total other income (expense)	(56)	72,236	67,078	408,811

Net loss	$(7,472,847)	$(9,391,398)	$(31,832,086)	$(38,399,089)

Basic and diluted net loss per common share	$(0.15)	$(0.29)	$(0.76)	$(1.27)

Weighted average shares outstanding, basic and diluted	49,155,212	31,880,706	41,639,916	30,262,642

Energous Corporation

Reconciliation of Non-GAAP Information

(Unaudited)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2020	2019	2020	2019
Net loss (GAAP)	$(7,472,847)	$(9,391,398)	$(31,832,086)	$(38,399,089)
Add (subtract) the following items:
Interest income	(4,078)	(79,699)	(71,212)	(416,274)
Depreciation and amortization	69,320	128,963	356,310	781,228
Stock-based compensation	1,579,022	2,577,580	7,897,970	10,646,580

Adjusted EBITDA (non-GAAP)	$(5,828,583)	$(6,764,554)	$(23,649,018)	$(27,387,555)

Contact

Energous Public Relations

PR@energous.com

(408) 963-0200

Investor Relations Contact

Bishop IR

Mike Bishop

(415) 894-9633

IR@energous.com

###